Goldman Sachs Strategic Income Fund – Advisor Shares

Before you invest, you may want to review the Goldman Sachs Strategic Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to Shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Advisor Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution (12b-1) Fees	0.15%
Other Expenses[1]	1.27%
Service Fees	0.25%
All Other Expenses	1.02%
Total Annual Fund Operating Expenses	2.02%
Expense Limitation[2]	(0.75)%
Total Annual Fund Operating Expenses After Expense Limitation	1.27%

1 The Fund’s “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.

2 The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.254% of the Fund’s average daily net assets through at least April 30, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in Advisor Shares of the Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$ 129	$ 561	$ 1,019	$ 2,288

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PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2014 was 157% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.

Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.

The Fund may engage in forward foreign currency transactions for both investment and hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without regard to sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure may vary, and the Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that the Fund invests in

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non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk. Loss may result from the Fund’s investments in options, futures, forwards, swaps and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations for non-hedging forward foreign currency transactions may produce significant losses to the Fund.

Floating and Variable Rate Obligations Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk. In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions,

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such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the underlying instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.

Sovereign Default Risk. An issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

Because the Fund has not operated for a full calendar year as of the date of this Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no additional cost at www.gsamfunds.com/vit or by calling the phone number on the back cover of this Prospectus.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2014; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2014.

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BUYING AND SELLING FUND SHARES

Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

TAX INFORMATION

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

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